                                                                   Exhibit 99.2

PROXY CARD
[HONEYWELL LOGO]                YOUR VOTE IS IMPORTANT
                              VOTE BY INTERNET/TELEPHONE
                             24 HOURS A DAY, 7 DAYS A WEEK

           INTERNET                                       TELEPHONE                                         MAIL
   http://proxy.shareholder.com/hon                    1-800-650-0150
o GO TO THE WEBSITE ADDRESS LISTED ABOVE.         o USE ANY TOUCH-TONE TELEPHONE.                    o MARK, SIGN AND DATE YOUR
o HAVE YOUR PROXY CARD READY.               OR    o THIS IS A TOLL-FREE NUMBER.                OR      PROXY CARD.
o ENTER YOUR CONTROL NUMBER LOCATED IN            o HAVE YOUR PROXY CARD READY.                      o DETACH YOUR PROXY CARD.
  THE BOX BELOW.                                  o ENTER YOUR CONTROL NUMBER LOCATED IN             o RETURN YOUR PROXY CARD IN
o FOLLOW THE SIMPLE INSTRUCTIONS THAT               THE BOX BELOW.                                     THE POSTAGE-PAID ENVELOPE
  APPEAR ON YOUR COMPUTER SCREEN.                 o FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.           PROVIDED.




---------------------------------------------------------------------------------   ----------------------------------------------
Your Internet or telephone vote authorizes the named Proxies to vote your shares    If you voted by the Internet or by telephone,
in the same manner as if you marked, signed and returned your Proxy Card.              do not return your proxy card by mail.
---------------------------------------------------------------------------------   ----------------------------------------------








                                                        1-800-650-0150
                                                    CALL TOLL-FREE TO VOTE
                                               ---------------------------------

                                                        CONTROL NUMBER
                                                FOR INTERNET/TELEPHONE VOTING
                                               ---------------------------------

 THE INTERNET AND TELEPHONE VOTING FACILITIES WILL CLOSE AT 9:00 A.M. E.S.T. ON
                               JANUARY 10, 2001.
--------------------------------------------------------------------------------
                               PLEASE DETACH HERE
                 YOU MUST DETACH THIS PORTION OF THE PROXY CARD
                  BEFORE RETURNING IT IN THE ENCLOSED ENVELOPE
--------------------------------------------------------------------------------

    -------------

    -------------

Please complete (X) in blue or black ink.

--------------------------------------------------------------------------------
A vote "FOR" the Proposals is recommended by the Board of Directors:
--------------------------------------------------------------------------------

1. Approval and Adoption of the Agreement and Plan of Merger, dated as of October 22, 2000 between General Electric Company and Honeywell International Inc. and the merger pursuant thereto.

               FOR      [ ]    AGAINST      [ ]    ABSTAIN      [ ]

--------------------------------------------------------------------------------


                           Please complete (X) if you want your vote
                           kept confidential under the policy described
                           in the Proxy Statement.                         [ ]

                                                    I plan to attend
                                                    the Special Meeting.   [ ]



                                            Please sign exactly as name appears
                                            on this Proxy. Joint owners should
                                            all sign. Executors, administrators,
                                            trustees and others acting in a
                                            representative capacity should
                                            indicate title when signing.

                                            Dated ______________________________

                                            Signed _____________________________

                                            ------------------------------------
                                            Please sign, date and return this
                                            Proxy promptly in the enclosed
                                            envelope.

                               [HONEYWELL LOGO]

                        Special Meeting of Shareowners
                               101 Columbia Road
                         Morris Township, New Jersey

                                January 10, 2001
                                   10:00 A.M.

                                 You May Vote by
                      the Internet, by Telephone or by Mail
                        (see instructions on reverse side)

                              YOUR VOTE IS IMPORTANT

 Detach proxy card here if you are not voting by the Internet or by telephone.

-----------------------------------------------------------------------------


[HONEYWELL LOGO]                                                    P R O X Y


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                          HONEYWELL INTERNATIONAL INC.
                 SPECIAL MEETING OF SHAREOWNERS -- JANUARY 10, 2001

   The undersigned hereby appoints MICHAEL R. BONSIGNORE, PETER M. KREINDLER and KATHLEEN M. GIBSON as proxies (each with power to act alone and with full power of substitution) to vote, as designated herein, all shares the undersigned is entitled to vote at the Special Meeting of Shareowners of Honeywell International Inc. to be held on January 10, 2001, and at any and all adjournments thereof. The proxies are authorized to vote in their discretion upon such other business as may properly come before the Meeting and any and all adjournments thereof.

                            -------------------

   Your vote on the proposed merger of a subsidiary of General Electric Company with Honeywell International Inc. described in the accompanying Proxy Statement/Prospectus may be specified on the reverse side.




NOTE: AFTER SIGNING, PLEASE INSERT THIS PROXY IN   HONEYWELL INTERNATIONAL INC.
THE ENCLOSED ENVELOPE SO THAT THE ADDRESS AT       P.O. BOX 11464
RIGHT SHOWS THROUGH THE WINDOW.                    NEW YORK, N.Y. 10203-0004


   IF PROPERLY SIGNED, DATED AND RETURNED, THIS PROXY WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE OR, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

                                      (SPECIFY CHOICES AND SIGN ON REVERSE SIDE)

                      YOU MAY VOTE TOLL-FREE BY TELEPHONE
                                 OR BY INTERNET
              (OR BY COMPLETING THE VOTING INSTRUCTION FORM BELOW
                           AND RETURNING IT BY MAIL)

-------------------------------------



-------------------------------------

   TO VOTE BY TELEPHONE OR INTERNET, USE THE CONTROL NUMBER IN THE BOX BELOW YOUR VOTE MUST BE RECEIVED ON OR BEFORE 5:00 P.M. E.S.T. ON JANUARY 4, 2001

          Call Toll-Free        ------------------     YOUR CONTROL NUMBER
    on a Touch-Tone Telephone
  24 hours a day, 7 days a week ------------------  To vote by Internet, have
          1-888-216-1304                            this form available and
                                                    follow the simple
     Have this form available                       directions that appear on
     when you call the                              your computer screen.
     toll-free number. Then,                        Internet voting site:
     just enter your control                        www.proxyvotenow.com/hon
     number and follow the
     recorded instructions.

                (For mailing, detach at the perforation below)
--------------------------------------------------------------------------------
                     REQUEST FOR CONFIDENTIAL INSTRUCTIONS
                SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                          HONEYWELL INTERNATIONAL INC.
                                PURSUANT TO THE
                     HONEYWELL SAVINGS AND OWNERSHIP PLAN I
                    HONEYWELL SAVINGS AND OWNERSHIP PLAN II
                      VERICOR POWER SYSTEMS SAVINGS PLAN
                                      AND
        HONEYWELL TRUCK BRAKE SYSTEMS COMPANY SAVINGS PLAN (THE "PLANS")

                                        ------------------
                                                             YOUR CONTROL NUMBER
                                        ------------------

     The undersigned hereby instructs State Street Bank and Trust Company, Trustee under the Plans, to vote, as designated herein, all shares of common stock with respect to which the undersigned is entitled to instruct the Trustee as to voting under the Plans at the Special Meeting of Shareowners of Honeywell International Inc. to be held on January 10, 2001, and at any and all adjournments thereof. The Trustee is also authorized to vote such shares in connection with the transaction of such other business as may properly come before the Meeting and any and all adjournments thereof.

     Your vote on the proposed merger of a subsidiary of General Electric Company with Honeywell International Inc., described in the accompanying Proxy Statement/Prospectus, may be specified on the reverse side.

     IF THIS CARD IS PROPERLY SIGNED, DATED AND RETURNED, THE SHARES WILL BE VOTED AS SPECIFIED HEREIN OR, IF NO CHOICE IS SPECIFIED, THEY WILL BE VOTED "FOR" THE PROPOSAL. THE TRUSTEE WILL VOTE SHARES AS TO WHICH NO INSTRUCTIONS ARE RECEIVED IN THE SAME RATIO AS SHARES WITH RESPECT TO WHICH INSTRUCTIONS HAVE BEEN RECEIVED FROM OTHER PARTICIPANTS IN THE PLANS.

                                         (CONTINUE AND SIGN ON THE REVERSE SIDE)

TO VOTE TOLL-FREE BY TELEPHONE OR BY INTERNET, SEE INSTRUCTIONS ON REVERSE SIDE
                                       OR
       COMPLETE, SIGN AND DATE THE FORM BELOW, DETACH AT THE PERFORATION,
           AND MAIL PROMPTLY IN THE ENCLOSED, POSTAGE-PAID ENVELOPE.

--------------------------------------------------------------------------------

          |X| Please mark vote as in the example in black or blue ink.

    -----------------------------------------------------------------------
      A VOTE "FOR" THE PROPOSAL IS RECOMMENDED BY THE BOARD OF DIRECTORS:
    -----------------------------------------------------------------------
               1. Approval and adoption of the Agreement and Plan of Merger, dated as of October 22, 2000 between General Electric Company and
                    Honeywell International Inc. and the merger pursuant thereto.

                        FOR         AGAINST        ABSTAIN
                        |_|           |_|            |_|

    -----------------------------------------------------------------------


                                             Date:
------------------------------------              ----------------------
             Signature

(Please sign your name exactly as imprinted. Do not print.)